UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 16, 2014

Eco-Shift Power Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-21134	46-2893483
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

1090 Fountain Street North

Cambridge, Ontario N3H 4R7, Canada

(Address of principal executive offices)(Zip Code)

519-650-9506

(Registrants telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

Previous Independent Registered Public Accounting Firm:

(a)	On April 15, 2014, Eco-Shift Power Corp. (the “Company”) dismissed the registered independent public accounting firm, Schwartz Levitsky Feldman LLP (“SLF”).

(b)	SLF’s report on the financial statements for the year ended December 31, 2013 and their predecessor auditor’s report on the financial statements for the year ended December 31, 2012 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle, except that those reports contained an explanatory paragraph that raised substantial doubt about the Company’s ability to continue as a going concern.

(c)	Our Board of Directors participated in and approved the decision to change independent accounting firm. During the years ended December 31, 2013 and 2012, and in the subsequent period through April 15, 2014, the date of dismissal of SLF, there have been no disagreements with SLF or their predecessor auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of SLF or their predecessor auditor would have caused them to make reference thereto in their report on the financial statements for such year.

(d)	We have authorized SLF to respond fully to the inquiries of the successor registered independent public accounting firm.

(e)	During the years ended December 31, 2013 and 2012, and in the subsequent period through April 15, 2014, the date of dismissal of SLF, there have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

(f)	The Company has provided a copy of the above disclosures to SLF and requested SLF to provide it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not SLF agrees with the above disclosures. A copy of SLF’s response letter is attached hereto as Exhibit 16.1.

New Independent Registered Public Accounting Firm:

On April 15, 2014, the Company engaged SRCO Professional Corporation, Chartered Accountant (“SRCO”) as the Company’s new independent registered public accounting firm. During the years ended December 31, 2013 and 2012, and the subsequent interim period prior to the engagement of SRCO, the Company has not consulted SRCO regarding (i) the application of accounting principles to any specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the registrant or oral advice was provided that the new accountant concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter from Schwartz Levitsky Feldman LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2014	Eco-Shift Power Corp.

	By:	/s/ Gilbert Wood
Gilbert Wood, Chief Executive Officer